Exhibit 99.2

Paycor HCM, Inc. Announces Launch of Proposed Secondary Offering

of Common Stock by Selling Stockholders

CINCINNATI, OH. - October 12, 2021 - Paycor HCM, Inc. (Paycor) (NASDAQ: PYCR) today announced the commencement of a public offering of its common stock by certain selling stockholders (the “Offering”). The selling stockholders are offering 12,000,000 shares of Paycor’s common stock pursuant to a registration statement on Form S-1 (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”). The selling stockholders intend to grant the underwriters a 30-day option to purchase up to an additional 1,800,000 shares of Paycor’s common stock. The Offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed. Paycor will not receive any proceeds from the sale of shares by the selling stockholders.

Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC are acting as joint book-running managers and representatives of the underwriters for the proposed Offering.

The proposed Offering will be made only by means of a prospectus. Before you invest, you should read that prospectus and other documents Paycor has filed with the SEC for more complete information about Paycor and this proposed Offering. Copies of the preliminary prospectus relating to the Offering may be obtained from: Goldman Sachs & Co. LLC, Prospectus Department, 200 West Street, New York, NY 10282, telephone: 1-866-471-2526, facsimile: 212-902-9316 or by emailing Prospectus-ny@ny.email.gs.com; or J.P. Morgan Securities LLC, Attention: Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, telephone: 1-866- 803-9204 or email at Prospectus-eq_fi@jpmchase.com.

A registration statement relating to this Offering has been filed with the SEC, but has not yet become effective. These securities may not be sold, nor may offers to buy be accepted, prior to the time the Registration Statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Paycor

Paycor creates Human Capital Management (HCM) software for leaders who want to make a difference. Our HCM platform modernizes every aspect of people management, from the way you recruit, onboard and develop people, to the way you pay and retain them. But what really sets us apart is our focus on business leaders. For 30 years, we’ve been listening to and partnering with leaders, so we know what they need: HR technology that saves time, powerful analytics that provide actionable insights and Personalized Support. That’s why more than 28,000 customers trust Paycor to help them solve problems and achieve their goals.

Note Regarding Forward-Looking Statements

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. See the items discussed throughout the “Risk Factors” section of our Annual Report on Form 10-K filed on September 2, 2021 with the SEC for certain important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements.

Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, which may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

For More Information:

Media Relations:

Katy Bunn

(513) 338-2398

pr@paycor.com

Investor Relations:

Brian Denyeau

ICR, LLC

(646) 277-1251

ir@paycor.com